Exhibit a(1)(ii)

Letter of Transmittal for Tender of Ordinary Shares and/or American Depositary Shares

of

ACTIONS SEMICONDUCTOR CO., LTD

At a Purchase Price not Greater Than $7/15 per Share (or $2.80 per ADS) nor Less Than $5/12 per Share (or $2.50 per ADS) Pursuant to the Offer to Purchase dated August 20, 2014

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN DAYLIGHT SAVINGS TIME, ON THURSDAY, SEPTEMBER 18, 2014, UNLESS THE OFFER IS EXTENDED.

THIS FORM SHOULD BE COMPLETED, SIGNED AND SENT TOGETHER WITH ALL OTHER DOCUMENTS, INCLUDING, IF YOU ARE TENDERING SHARES, YOUR CERTIFICATES FOR SUCH SHARES, TO LAUREL HILL ADVISORY GROUP COMPANY (THE “DEPOSITARY”) AT THE ADDRESS SET FORTH BELOW. YOU MAY ALSO USE THIS LETTER OF TRANSMITTAL IF YOU HAVE PREVIOUSLY DEPOSITED SHARES PURSUANT TO A NOTICE OF GUARANTEED DELIVERY. DELIVERY OF THIS LETTER OF TRANSMITTAL OR OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH BELOW DOES NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO ACTIONS SEMICONDUCTOR CO., LTD (THE “COMPANY”), LAUREL HILL SECURITIES, LLC AND IMPERIAL CAPITAL, LLC (THE “DEALER MANAGERS”), OR LAUREL HILL ADVISORY GROUP, LLC (THE “INFORMATION AGENT”) WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO RBC CORPORATE SERVICES HONG KONG LIMITED, THE TRANSFER AGENT FOR THE ORDINARY SHARES OF THE COMPANY, OR THE DEPOSITORY TRUST COMPANY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

The Depositary for the Offer is:

Laurel Hill Advisory Group Company

By Mail:	By Registered Mail, Courier or Hand Delivery:
31 Adelaide St East P.O. Box 280 Toronto, Ontario M5C 2J4 Canada	70 University Avenue, Suite 1440 Toronto, Ontario M5J 2M4 Canada

Pursuant to the Offer, the undersigned encloses herewith and surrenders the following:

DESCRIPTION OF SECURITIES SURRENDERED
Shares Surrendered (attached additional list if necessary)
Certificated Shares*
Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on share certificate(s))	Certificate Number(s)	Total Number of Shares Represented by Certificate(s)	Number of Shares Surrendered*

Total Shares

*	Unless otherwise indicated, it will be assumed that all Shares represented by certificates described above are being surrendered hereby. See Instruction 4.

ADS Surrendered
Name(s) and Address(es) of Registered Owner(s) (Please fill in exactly as it appears on the Company’s security position listing of person(s) authorized to become registered owner(s)	Number of ADSs Surrendered

Total ADSs

READ THE INSTRUCTIONS CAREFULLY BEFORE COMPLETING
THIS LETTER OF TRANSMITTAL.

Indicate below the order (by certificate number) in which Shares are to be purchased in the event of proration (attach additional signed list if necessary). If you do not designate an order, if less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Instruction 14.

1st:	2nd:	3rd:	4th:
5th:
☐	Lost Certificates. I have lost my certificate(s) for Shares and require assistance in replacing the Shares. (See Instruction 12).

This Letter of Transmittal is to be used either for the tender and delivery of the certificates for the Company’s Ordinary Shares, $0.000001 par value per share (the “Shares”) and/or the registered positions for the Company’s American Depositary Shares (the “ADSs”), or for the tender and delivery of the securities for which you are following procedures for book-entry delivery with the DTC and do not have an Agent’s message. An Agent’s Message (defined in Instruction 1) is utilized when the tender and delivery of ADSs made by book-entry transfer to an account maintained by the Depositary at the DTC, which is referred to as the Book-Entry Transfer Facility, each pursuant to the procedures set forth in Section 3 of the Offer to Purchase dated August 20, 2014 (as may be amended or supplemented from time to time, the “Offer to Purchase”). Tendering securityholders must deliver either the certificates for the Shares, or timely confirmation of book-entry transfer of the ADSs, in accordance with the procedures described in Section 3 of the Offer to Purchase with respect to their Shares/ADSs and all other documents required by this Letter of Transmittal to the Depositary by 5:00 P.M., Eastern Daylight Savings Time, on Thursday, September 18, 2014 unless the Offer is extended (such time and date, as may be extended, the “Expiration Date”). Tendering securityholders must tender their Shares/ADSs in accordance with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase, if (a) with respect to those securityholders who are tendering Shares, such securityholder’s certificates for Shares are not immediately available and such securityholder cannot deliver the certificates for the Shares, and all other documents required by this Letter of Transmittal to the Depositary by the time provided immediately above and (b) with respect to those securityholders who are tendering ADSs, such securityholder cannot provide timely confirmation of book-entry transfer of ADSs and all other documents required by this Letter of Transmittal to the Depositary by the time provided immediately above. All capitalized terms not otherwise defined herein have the meaning ascribed to them in the Offer to Purchase. If you want to retain the Shares/ADSs you own, you do not need to take any action. Delivery of documents to DTC will not constitute delivery to the Depositary. An ADS securityholder accepting the Offer by following the procedures for book-entry transfer does not need to use this Letter of Transmittal unless such securityholder is following the procedures for book-entry transfer with DTC and does not have an accompanying Agent’s Message.

☐	CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE ENCLOSED HEREWITH.
☐	CHECK HERE IF TENDERED ADSS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC FOR WHICH THERE ARE NO AGENT’S MESSAGE AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER ADSS BY BOOK-ENTRY TRANSFER):
Name of Tendering Institution:
DTC Participant Number:
Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES/ADSS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):
Name(s) of Registered Owner(s):
Window Ticket Number (if any) or DTC Participant Number:
Date of Execution of Notice of Guaranteed Delivery:
Name of Institution which Guaranteed Delivery:

THE UNDERSIGNED IS TENDERING SHARES AS FOLLOWS (CHECK ONLY ONE BOX):

(1) SHARES TENDERED AT PRICE DETERMINED BY YOU (SEE INSTRUCTION 5)

By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER “Shares Tendered at Price Determined Under the Tender Offer,” the undersigned tenders Shares at the price checked. This action could result in none of the Shares being purchased if the purchase price determined by the Company is less than the price checked below. SHARES REPRESENTED BY ONE SINGLE CERTIFICATE MUST BE TENDERED AT ONE SINGLE PRICE. A SECURITYHOLDER WHO DESIRES TO TENDER SHARES REPRESENTED BY MULTIPLE CERTIFICAES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE SELECTED. The same Shares cannot be tendered at more than one price, unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase.

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES
ARE BEING TENDERED

☐ $5/12	☐ $13/30	☐ $9/20	☐ $7/15

OR

(2) SHARES TENDERED AT PRICE DETERMINED UNDER THE TENDER OFFER

By checking the box below INSTEAD OF ONE OF THE BOXES UNDER “Shares Tendered at Price Determined by You,” the undersigned hereby tenders Shares at the purchase price determined by the Company in accordance with the terms of the Offer.

☐ The undersigned wants to maximize the chance of having the Company purchase all Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes above, the undersigned hereby tenders Shares at, and is willing to accept, the purchase price determined by the Company in accordance with the terms of the Offer. THE UNDERSIGNED UNDERSTANDS THAT THIS ELECTION COULD RESULT IN THE TENDERED SHARES BEING PURCHASED AT THE MINIMUM PRICE OF $5/12 PER SHARE.

CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES.

THE UNDERSIGNED IS TENDERING ADSS AS FOLLOWS (CHECK ONLY ONE BOX):

(1) ADSs TENDERED AT PRICE DETERMINED BY YOU (SEE INSTRUCTION 5)

By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER “ADSs Tendered at Price Determined Under the Tender Offer,” the undersigned tenders ADSs at the price checked. This action could result in none of the ADSs being purchased if the purchase price determined by the Company is less than the price checked below. A SECURITYHOLDER WHO DESIRES TO TENDER ADSS AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE SELECTED. The same ADSs cannot be tendered at more than one price, unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase.

PRICE (IN DOLLARS) PER ADSS AT WHICH ADSS
ARE BEING TENDERED

☐ $2.50	☐ $2.60	☐ $2.70	☐ $2.80

OR

(2) ADSS TENDERED AT PRICE DETERMINED UNDER THE TENDER OFFER (SEE INSTRUCTION 5)

By checking the box below INSTEAD OF ONE OF THE BOXES UNDER “ADSs Tendered at Price Determined by You,” the undersigned hereby tenders ADSs at the purchase price determined by the Company in accordance with the terms of the Offer.

☐ The undersigned wants to maximize the chance of having the Company purchase all ADSs the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes above, the undersigned hereby tenders ADSs at, and is willing to accept, the purchase price determined by the Company in accordance with the terms of the Offer. THE UNDERSIGNED UNDERSTANDS THAT THIS ELECTION COULD RESULT IN THE TENDERED ADSS BEING PURCHASED AT THE MINIMUM PRICE OF $2.50 PER ADSS.

CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF ADSS.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

CONDITIONAL TENDER
(See Instruction 13)

A securityholder may tender securities subject to the condition that a specified minimum number of the securityholder’s securities tendered pursuant to the Letter of Transmittal must be purchased if any securities tendered are purchased, all as described in the Offer to Purchase, particularly in Section 6 of the Offer to Purchase. Unless at least the minimum number of Shares (including Shares represented by ADSs) indicated below is purchased by the Company pursuant to the terms of the Offer, none of the securities tendered will be purchased. It is the tendering securityholder’s responsibility to calculate that minimum number of Shares (including Shares represented by ADSs) that must be purchased if any are purchased, and the Company urges securityholders to consult their own tax advisors before completing this section. Unless this box has been checked and a minimum specified, the tender will be deemed unconditional.

☐	The minimum number of Shares (including Shares represented by ADSs) that must be purchased, if any are purchased, is: __________ Shares (including Shares represented by ADSs).

If, because of proration, the minimum number of Shares (including Shares represented by ADSs) designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering securityholder must have tendered all of his, her or its securities and checked one or both of these boxes:

☐	The tendered Shares represent all Shares held by the undersigned.
☐	The tendered ADSs represent all ADSs held by the undersigned.

Ladies and Gentlemen:

The undersigned hereby tenders to Actions Semiconductor Co., Ltd, an exempted company incorporated under the laws of the Cayman Islands (the “Company”), its above-described Ordinary Shares, $0.000001 par value per share (the “Shares”) (including Shares represented by American Depositary Shares (the “ADSs”)), upon the terms and subject to the conditions set forth in the Company’s Offer to Purchase dated August 20, 2014 (the “Offer to Purchase”) and this Letter of Transmittal (the “Letter of Transmittal” and together with the Offer to Purchase, as each may be amended or supplemented from time to time, the “Offer”), receipt of which is hereby acknowledged.

Subject to and effective on acceptance for payment of, and payment for, the securities tendered with this Letter of Transmittal in accordance with, and subject to, the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all the securities that are being tendered and irrevocably constitutes and appoints Laurel Hill Advisory Group Company (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such tendered securities, to (a) deliver certificates for such tendered Shares or transfer ownership of such tendered ADSs on the account books maintained by The Depository Trust Company (the “Book-Entry Transfer Facility”), together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Depositary, as the undersigned’s agent, of the aggregate purchase price with respect to such tendered securities, (b) present such tendered securities for cancellation and transfer on the Company’s books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such tendered securities, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered securities and, when the same are accepted for payment, the Company will acquire good title thereto, free and clear of all liens, security interests, restrictions, charges, claims, encumbrances, conditional sales agreements or other similar obligations relating to the sale or transfer of the tendered securities, and the same will not be subject to any adverse claim or right. The undersigned will, on request by the Depositary or the Company, execute any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the tendered securities (and any and all such other securities or other securities or rights), all in accordance with the terms of the Offer.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that:

1. the valid tender of securities pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal constitutes the undersigned’s acceptance of the terms and conditions of the Offer; the Company’s acceptance of the tendered securities will constitute a binding agreement between the undersigned and the Company on the terms and subject to the conditions of the Offer;

2. it is a violation of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, for a person acting alone or in concert with others, directly or indirectly, to tender securities for such person’s own account unless at the time of tender and at the Expiration Date such person has a “net long position” in (a) the securities that is equal to or greater than the amount tendered and will deliver or cause to be delivered such securities for the purpose of tender to the Company within the period specified in the Offer, or (b) other securities immediately convertible into, exercisable for or exchangeable into Shares/ADSs (“Equivalent Securities”) that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such Shares/ADSs by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Offer and will deliver or cause to be delivered such Shares/ADSs so acquired for the purpose of tender to the Company within the period specified in the Offer. Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of securities made pursuant to any method of delivery set forth in this Letter of Transmittal will constitute the tendering securityholder’s representation and warranty to the Company that (y) such securityholder has a “net long position” in the securities or Equivalent Securities being tendered within the meaning of Rule 14e-4, and (z) such tender of securities complies with Rule 14e-4. The Company’s acceptance for payment of securities tendered pursuant to the Offer will constitute a binding agreement between the tendering securityholder and the Company upon the terms and subject to the conditions of the Offer;

3. the Company reserves the right, in its sole discretion, to increase or decrease the per Share purchase price and/or the per ADS purchase price and to increase or decrease the number of Shares (including Shares represented by ADSs) sought in the Offer, subject to applicable law. In accordance with the rules of the Securities and Exchange Commission (the “SEC”), the Company may increase the number of Shares (including Shares represented by ADSs) accepted in the Offer by no more than 2% of the outstanding Shares (including Shares represented by ADSs) without amending or extending the Offer;

4. all securities properly tendered prior to the Expiration Date and not properly withdrawn will be purchased in the Offer, upon the terms and subject to the conditions of the Offer, including proration and conditional tender provisions described in the Offer to Purchase;

5. the Company will return at its expense all securities it does not purchase, including securities not purchased because of the proration or conditional tender provisions in the Offer to Purchase, promptly following the Expiration Date;

6. under the circumstances set forth in the Offer to Purchase, the Company expressly reserves the right, in its sole discretion, to terminate the Offer at any time and from time to time, upon the occurrence of any of the events set forth in Section 7 of the Offer to Purchase and to extend the period of time during which the Offer is open and thereby delay acceptance for payment of, and payment for, any securities by giving oral or written notice of such extension to the Depositary and making a public announcement thereof. During any such extension, all securities previously tendered and not properly withdrawn will remain subject to the Offer and to the rights of a tendering securityholder to withdraw such securityholder’s securities;

7. the undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single per Share purchase price, not greater than $7/15 nor less than $5/12, and a single per ADS purchase price, not greater than $2.80 nor less than $2.50 per ADS (each representing six times the applicable per Share purchase price), net to the seller in cash, less any applicable withholding taxes and, in the case of ADSs, less a cancellation fee of $0.05 per ADS accepted for purchase in the Offer that will be paid to JPMorgan Chase Bank, N.A., the Company’s ADS Depositary, and without interest. The Company will pay for Shares/ADSs properly tendered and not properly withdrawn, taking into account the number of Shares (including Shares represented by ADSs) so tendered and the prices specified by tendering securityholders. The undersigned understands that the Company will look at the prices chosen by tendering securityholders and select the lowest purchase price (in multiples of $0.10 per ADS) within the price range specified above that will allow the Company to purchase up to 60,000,000 Shares (including Shares represented by ADSs), or a lower amount depending on the number of Shares (including Shares represented by ADSs) as are properly tendered and not properly withdrawn. The undersigned understands that if, based on the purchase price determined by the Company, less than 60,000,000 Shares (including Shares represented by ADSs) are properly tendered and not properly withdrawn, the Company will buy all the securities that were properly tendered and not properly withdrawn. The undersigned understands that the Company will purchase only securities properly tendered and not properly withdrawn at prices at or below the purchase price the Company determines;

8. securityholders may tender their Shares/ADSs by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase if such securityholder cannot (a) if tendering Shares, deliver their certificates for Shares and all other required documents to the Depositary or (b) if tendering ADSs, complete the procedures for book-entry transfer prior to the Expiration Date;

9. the Company has advised the undersigned to consult with the undersigned’s own advisors as to the consequences of tendering Shares/ADSs pursuant to the Offer; and

10. THE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF SECURITIES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF THAT JURISDICTION.

The undersigned agrees to all of the terms and conditions of the Offer.

Unless otherwise indicated below in the section captioned “Special Payment Instructions,” please issue the check for payment of the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Securities Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for payment of the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Securities Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for payment of the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any ADSs tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. Appropriate medallion signature guarantees by an Eligible Institution (as defined in Instruction 1) have been included with respect to the securities for which Special Payment Instructions have been given. The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” to transfer any securities from the name of the registered holder(s) thereof if the Company does not accept for payment any of the securities.

PLEASE COMPLETE EITHER BOX “A” OR BOX “B”. If not completed, a check for the deposited securities or the certificate(s) in respect of the deposited Shares (if the Offer is not completed) will be mailed to the depositing securityholder to the address of the securityholder as it appears on the securities register of the Company. Any checks mailed in accordance with this Letter of Transmittal will be deemed to be delivered at the time of mailing.

Box A

WIRE TRANSFER INSTRUCTIONS
(please consult your bank for exact wire transfer information)

☐	Wire payment in respect of my deposited securities to:

Bank Name:  ______________________________________________________________________

Bank Address: ____________________________________________________________________

Account Number:  _________________________________________________________________

Institution Number:  ________________________________________________________________

Transit Number:  __________________________________________________________________

SWIFT Code:  ____________________________________________________________________

ABA Number: ____________________________________________________________________

Beneficiary Name:  ________________________________________________________________

Beneficiary Address: _______________________________________________________________

Other: ___________________________________________________________________________

Box B

☐	Issue a Check in the name of the undersigned and send the check to the address of the undersigned as it appears on the register of securityholders or to the following address:

(please print or type)

_______________________________________________________________________________
(Name)

_______________________________________________________________________________
(Street Address and Number)

_______________________________________________________________________________
(City and Province or State)

_______________________________________________________________________________
(Country and Postal (or Zip) Code)

_______________________________________________________________________________
(Telephone – Business Hours)

_______________________________________________________________________________
(Tax Identification, Social Insurance or Social Security Number

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 6, 7 and 8)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price in consideration of Shares accepted for payment are to be issued in the name of someone other than the undersigned or if ADSs tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at DTC other than original registration or DTC participant’s account. Note if a DTC participant wants to return the securities to an account other than the original DTC participant’s account, they must withdraw the position from the DTC, obtain the ADSs in certificated form and deposit it directly with the Depositary.

Issue:	☐ Check and/or	☐ Share Certificates to:

Name:	(Please Print)
Address:

(Include Zip Code) (Tax Identification or Social Security Number)

Issue:	☐ Check and/or	☐ ADS Certificates to:

Name:	(Please Print)
Address:

(Include Zip Code) (Tax Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 6, 7 and 8)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Securities Tendered” above.

Deliver:	☐ Check(s) and/or ☐ ADS Certificates to:	☐ Share Certificates to:
Name:	(Please Print)
Address:

(Include Zip Code)

IMPORTANT — SIGN HERE
(U.S. Holders Please Complete the Accompanying IRS Form W-9)
(Non-U.S. Holders Please Complete the Accompanying W-8BEN or
Other Applicable IRS Form W-8)

(Signature(s) of Securityholder(s))

Dated:

(Must be signed by registered owner(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6. For information concerning signature guarantees, see Instruction 1.)

Name(s):
                                                 (Please Print)

Capacity (full title):

Address:

                                 (Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S)
(For use by Eligible Institutions only;
see Instructions 1 and 6)

Name of Firm:

                                (Include Zip Code)

Authorized Signature:

Name:

                            (Please Type or Print)

Area Code and Telephone Number:

Dated:       , 20

Place medallion guarantee in space below:

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures.  No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the Book-Entry Transfer Facility’s system whose name appears on a security position listing as the owner of the securities) of the securities tendered herewith, unless such registered holder(s) has (have) completed the section captioned “Special Payment Instructions” on this Letter of Transmittal) or (b) such securities are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or is otherwise an “eligible guarantor institution,” as the term is defined in Exchange Act Rule 17Ad-15, each of the foregoing constituting an “Eligible Institution.” In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 6. If you have any questions regarding the need for a signature guarantee, please call the Information Agent toll-free at (888) 742-1305.

2. Requirements of Tender.  This Letter of Transmittal is to be completed by securityholders either (a) for those securityholder who are tendering Shares, if certificates are to be forwarded herewith or (b) for those who are tendering ADSs, unless an Agent’s Message (as defined below) is utilized, if delivery of ADSs is to be made pursuant to the procedures for book-entry delivery set forth in Section 3 of the Offer to Purchase. For a securityholder to validly tender the securities pursuant to the Offer, (a) a Letter of Transmittal, properly completed and duly executed, and the certificate(s) representing the tendered Shares if tendering Shares, together with any required signature guarantees, and any other required documents, must be received by the Depositary at its address as set forth on the back of this Letter of Transmittal prior to the Expiration Date, or (b) a Letter of Transmittal (or facsimile of the Letter of Transmittal), properly completed and duly executed, together with any required Agent’s Message and any other required documents, must be received by the Depositary at its address as set forth on the back of this Letter of Transmittal prior to the Expiration Date and ADSs must be delivered pursuant to the procedures for book-entry transfer set forth in this Letter of Transmittal (and a book-entry confirmation must be received by the Depositary) prior to the Expiration Date, or (c) the securityholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

Tenders of securities made pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. If the Company extends the Offer beyond the initial Expiration Date, tendered securities may be withdrawn at any time until such extended Expiration Date. Securities that have not previously been accepted by the Company for payment may be withdrawn beginning at 12:01A.M., Eastern Daylight Savings Time, on Monday, October 20, 2014. To withdraw tendered Securities, securityholders must deliver a written notice of withdrawal to the Depositary within the prescribed time period at its address as set forth in this Letter of Transmittal. Any notice of withdrawal must specify the name of the tendering securityholder, the number of Shares and/or ADSs to be withdrawn, and the name of the registered holder of the Shares and/or ADSs. In addition, if the certificates for Shares to be withdrawn have been delivered or otherwise identified to the Depositary, then, before the release of the certificates, the tendering securityholder must also submit the serial numbers shown on the particular certificates for Shares to be withdrawn and the signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution (except in the case of Shares tendered by an Eligible Institution). If ADSs have been tendered pursuant to the procedures for book-entry transfer, the notice of withdrawal also must specify the name and the number of the account at The Depository Trust Company to be credited with the withdrawn ADSs and otherwise comply with the procedures of that facility. Withdrawals may not be rescinded and any securities withdrawn will not be properly tendered for purposes of the Offer unless the withdrawn securities are properly re-tendered prior to the Expiration Date by following the procedures described above.

Securityholders may tender their securities by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase, (a) if tendering Shares, such securityholder’s certificates for Shares are not immediately available or such securityholder cannot deliver their certificates and all other required documents to the Depositary or (b) if tendering ADSs, such securityholder cannot complete the procedures for book-entry transfer of the

ADSs prior to the Expiration Date. Pursuant to those procedures, (a) tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, must be received by the Depositary prior to the Expiration Date and (c) (i) if tendering Shares, the certificates for all tendered Shares in proper form for transfer or (ii) if tendering ADSs, a book-entry confirmation with respect to all such ADSs, together with a Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary, in each case within five business days after the date of execution of the Notice of Guaranteed Delivery as provided in Section 3 of the Offer to Purchase. A “business day” means any day other than a Saturday, Sunday or United States/Canadian federal holiday and consists of the time period from 12:01 a.m. through 12:00 midnight, Eastern Daylight Savings Time. The term “Agent’s Message” means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the ADSs that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against the participant.

THE METHOD OF DELIVERY OF SECURITIES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY OF ADSS THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE ELECTION AND RISK OF THE TENDERING SECUIRTYHOLDER. THE SECURITIES, THIS LETTER OF TRANSMITTAL AND ALL OTHER DOCUMENTS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER OF THE ADSS, BY BOOK-ENTRY CONFIRMATION). IF YOU ELECT TO DELIVER BY MAIL, WE RECOMMEND THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT YOU PROPERLY INSURE THE DOCUMENTS. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ENSURE TIMELY DELIVERY.

Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. No fractional Shares/ADSs will be purchased. All tendering securityholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for payment of their securities.

3. Inadequate Space.  If the space provided in this Letter of Transmittal is inadequate, the certificate numbers and/or the number of Shares/ADSs should be listed on a separate signed schedule attached hereto.

4. Partial Tenders of Shares (Not Applicable to Securityholders Who Tender ADSs by Book-Entry Transfer).  If fewer than all of the Shares represented by any certificate submitted to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Indication of Price at Which Shares (ADSs) are Being Tendered.   The securityholder MUST either (1) check the box indicating the price per Share/the price per ADS at which such securityholder is tendering Shares/ADSs under the section captioned “Shares Tendered at Price Determined by You” or “ADSs Tendered at Price Determined by You” or (2) check the box in the section captioned “Shares Tendered at Price Determined Under the Tender Offer” or “ADSs Tendered at Price Determined Under the Tender Offer.” For purposes of determining the purchase price, those Shares (or ADSs) that are tendered by securityholders agreeing to accept the purchase price determined in the Offer will be deemed to be tendered at the minimum price of $7/15 per Share (or $5/12 per ADS). Selecting option (1) could result in none of the securityholder’s tendered Shares (or ADSs) being purchased if the applicable purchase price for Shares/ADSs turns out to be less than the price selected by the securityholder. Selecting option (2) may lower the purchase price paid for Shares (or ADSs) in the Offer and could result in the securityholder receiving the minimum price of $7/15 per Share (or $5/12 per ADS).

Only one box under (1) or (2) may be checked. If more than one box is checked, or if no box is checked, there is no valid tender of Shares/ADSs. A securityholder wishing to tender portions of such securityholder’s security holdings at different prices must complete a separate Letter of Transmittal for each price at which such securityholder wishes to tender each such portion of such securityholder’s securities. The same securities cannot be tendered at more than one price, unless previously properly withdrawn in accordance with the terms of the Offer.

6. Signatures on Letter of Transmittal, Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of the securities tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s), if tendering Shares, without any change or alteration whatsoever.

If any of the securities hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

If any securities tendered hereby are registered in different names on several certificates (if tendering Shares), it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, he, she or it should so indicate when signing and submit proper evidence satisfactory to the Company of his, her or its authority to so act.

If this Letter of Transmittal is signed by the registered owner(s) of the securities tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or certificates for Shares not tendered or accepted for payment are to be issued, to a person other than the registered owner(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the securities tendered hereby, the certificate(s) representing such securities must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution.

7. Stock Transfer Taxes.  The Company will pay any stock transfer taxes with respect to the transfer and sale of securities to it pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if securities not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if securities tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such other person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption from the payment of such taxes is submitted with this Letter of Transmittal. Securityholders who tender ADSs will be required to pay for a cancellation fee of $0.05 per ADS accepted for purchase in the Offer to JPMorgan Chase Bank, N.A., the Company’s ADS Depositary, for ADSs tendered and accepted for payment.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

8. Special Payment and Delivery Instructions.  If a check for the purchase price of any securities accepted for payment is to be issued in the name of, and/or certificates for any securities not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

9. Waiver of Conditions; Irregularities.  All questions as to the number of securities to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of securities and the validity (including time of receipt) and form of any notice of withdrawal of tendered securities will be determined by the Company, in its sole discretion, and such determination will be final and binding on all parties. The Company may delegate power in whole or in part to the Depositary. The Company reserves the absolute right to reject any or all tenders of any securities that the Company determines are not in proper form or the acceptance for payment of or payment for which may, in the opinion of the Company’s counsel, be unlawful. The Company reserves the absolute right to reject any notices of withdrawal that it determines are not in proper form. The Company also reserves the absolute right, subject to the applicable rules and regulations of the Securities and Exchange Commission, to waive any of the conditions of the Offer prior to the Expiration Date, or any defect or irregularity in any tender or withdrawal with respect to any particular securities or any particular securityholder (whether or not the Company waives similar defects or irregularities in the case of other securityholders), and the Company’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. In the event a condition is waived with respect to any particular securityholder, the same condition will be waived with respect to all securityholders. No tender or withdrawal of securities will be deemed to have been properly made until all defects or irregularities have been cured by the tendering or withdrawing securityholder or waived by the Company. The Company will not be liable for failure to waive any condition of the Offer, or any defect or irregularity in any tender or withdrawal of securities. Unless waived, any defects or irregularities in connection with tenders or withdrawals must be cured within the period of time the Company determines. None of the Company, the Dealer Managers, the Information Agent, the Depositary or any other person will be obligated to give notice of any defects or irregularities in any tender or withdrawal, nor will any of the foregoing incur any liability for failure to give any such notification.

10. Backup Withholding.  In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a securityholder surrendering securities in the Offer must (a) qualify for an exemption, as described below, or (b) if such securityholder is a U.S. Holder (as defined in Section 13 of the Offer to Purchase), provide the Depositary with such securityholder’s correct taxpayer identification number (“TIN”) (i.e., social security number or employer identification number) on Substitute Form W-9 included with this Letter of Transmittal and certify under penalties of perjury that (i) the TIN provided is correct, (ii) (x) the securityholder is exempt from backup withholding, (y) the securityholder has not been notified by the IRS that such securityholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (z) the IRS has notified the securityholder that such securityholder is no longer subject to backup withholding, and (iii) the securityholder is a U.S. Person (including a U.S. resident alien). If a securityholder does not provide a correct TIN or fails to provide the certifications described above, the IRS may impose a $50 penalty on such securityholder and payment of cash to such securityholder pursuant to the Offer may be subject to backup withholding at the applicable statutory rate.

Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is timely given to the IRS. If backup withholding results in an overpayment of tax, the securityholder may be eligible to obtain a refund upon timely filing an income tax return.

A tendering securityholder is required to give the Depositary the TIN of the record owner of the securities being tendered. If the securities are held in more than one name or are not in the name of the actual owner, consult the instructions to the enclosed IRS Form W-9 for guidance on which number to report.

If a securityholder has not been issued a TIN and has applied for one, such securityholder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. Notwithstanding that the securityholder has written “Applied For” in Part I, the Depositary will withhold the applicable statutory rate described above on all payments made prior to the time a properly certified TIN is provided to the Depositary.

Some securityholders are exempt from backup withholding. To prevent possible erroneous backup withholding, exempt securityholders should consult the instructions to the enclosed Substitute Form W-9 for additional guidance.

A Non-U.S. Holder (as defined in Section 13 of the Offer to Purchase) should complete and sign the main signature form and IRS Form W-8BEN (attached to this Letter of Transmittal) (or Form W-8BEN-E for foreign entity securityholders), Certificate of Foreign Status, or other applicable IRS Form W-8, a copy of which may be obtained from the Depositary, or from the IRS’s website (http://www.IRS.gov), in order to avoid backup withholding and to eliminate or reduce the rate of U.S. federal income tax withholding that would otherwise apply.

See the instructions to the enclosed Substitute Form W-9 for more instructions.

11. Requests for Assistance or Additional Copies.  If you have questions or need assistance, you should contact the Information Agent or the Dealer Managers at their respective address and telephone number set forth on the back cover of this Letter of Transmittal. If you require additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery, the IRS Form W-9 or other related materials, you should contact the Information Agent. Copies will be furnished promptly at the Company’s expense.

12. Lost, Destroyed or Stolen Certificates.  If any certificate representing Shares has been lost, destroyed or stolen, the securityholder should promptly notify the Depositary, at the address 70 University Avenue, Suite 1440, Toronto, ON, M5J 2M4, by calling 1-877-452-7814 (toll free) in North America or by calling 416-304-0211 collect from outside of Canada. The securityholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

13. Conditional Tenders.  As described in Section 3 and Section 6 of the Offer to Purchase, securityholders may condition their tenders on all or a minimum number of their tendered securities being purchased.

If you wish to make a conditional tender you must indicate this in the box captioned “Conditional Tender” in this Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery. In this box in this Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of Shares (including Shares represented by ADSs) that must be purchased if any are to be purchased.

As discussed in Section 1 and Section 6 of the Offer to Purchase, proration may affect whether the Company accepts conditional tenders and may result in securities tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of securities would not be purchased. If, because of proration, the minimum number of securities that you designate will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all of your securities and check the box so indicating. Upon selection by random lot, if any, the Company will limit its purchase in each case to the designated minimum number of Shares.

All tendered securities will be deemed unconditionally tendered unless the “Conditional Tender” box is completed.

The conditional tender alternative is made available so that a securityholder may seek to structure the purchase of securities pursuant to the Offer in such a manner that the purchase will be treated as a sale of such securities by the securityholder, rather than the payment of a dividend to the securityholder, for U.S. federal income tax purposes. If you are an odd lot holder and you tender all of your securities, you cannot conditionally tender, because your securities will not be subject to proration. It is the tendering securityholder’s responsibility to calculate the minimum number of Shares that must be purchased from the securityholder in order for the securityholder to qualify for sale rather than dividend treatment. Each securityholder is urged to consult his, her or its own tax advisor. See Section 6 of the Offer to Purchase.

14. Order of Purchase in Event of Proration.  As described in Section 1 of the Offer to Purchase, securityholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the U.S. federal income tax classification of any gain or loss on the securities purchased. See Section 1 and Section 13 of the Offer to Purchase.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR, FOR ELIGIBLE INSTITUTIONS, A MANUALLY SIGNED LETTER OF TRANSMITTAL), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER OF ADSS, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SECURITIES MUST BE RECEIVED BY THE DEPOSITARY OR SECURITIES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SECURITYHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

Form **W-9**
(Rev. August 2013)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give Form to the requester. Do not send to the IRS.

Print or type
See **Specific Instructions** on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification:
☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ______

☐ Other (see instructions) ▶

Exemptions (see instructions):

Exempt payee code (if any) ______

Exemption from FATCA reporting code (if any) ______

Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Social security number
☐☐☐ – ☐☐ – ☐☐☐☐

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Employer identification number
☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below), and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here | **Signature of U.S. person** ▶ | **Date** ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. The IRS has created a page on IRS.gov for information about Form W-9, at *www.irs.gov/w9*. Information about any future developments affecting Form W-9 (such as legislation enacted after we release it) will be posted on that page.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, payments made to you in settlement of payment card and third party network transactions, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
- An estate (other than a foreign estate), or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

Cat. No. 10231X Form **W-9** (Rev. 8-2013)

Form W-9 (Rev. 8-2013) Page 2

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity,

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code* on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships* on page 1.

What is FATCA reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code* on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulation section 301.7701-2(c)(2)(iii). Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Note. Check the appropriate box for the U.S. federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the U.S. federal tax classification in the space provided. If you are an LLC that is treated as a partnership for U.S. federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation, as appropriate. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for U.S. federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

Other entities. Enter your business name as shown on required U.S. federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/disregarded entity name" line.

Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the *Exemptions* box, any code(s) that may apply to you. See *Exempt payee code* and *Exemption from FATCA reporting code* on page 3.

Form W-9 (Rev. 8-2013) Page 3

Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following codes identify payees that are exempt from backup withholding:

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited Liability Company (LLC)* on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: *A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.*

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see *Exempt payee code* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Form W-9 (Rev. 8-2013) Page 4

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	**Give name and EIN of:**
7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity [4]
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 1.

***Note.** Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.ftc.gov/idtheft* or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

PAYER’S NAME: LAUREL HILL ADVISORY GROUP COMPANY
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, backup withholding tax will be imposed.

Signature ________________________________________	Date __________________________________

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

Form **W-8BEN**

(Rev. February 2014)

Department of the Treasury
Internal Revenue Service

Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)

▶ For use by individuals. Entities must use Form W-8BEN-E.
▶ Information about Form W-8BEN and its separate instructions is at *www.irs.gov/formw8ben*.
▶ Give this form to the withholding agent or payer. Do not send to the IRS.

OMB No. 1545-1621

Do NOT use this form if:	Instead, use Form:
• You are NOT an individual	W-8BEN-E
• You are a U.S. citizen or other U.S. person, including a resident alien individual	W-9
• You are a beneficial owner claiming that income is effectively connected with the conduct of trade or business within the U.S. (other than personal services)	W-8ECI
• You are a beneficial owner who is receiving compensation for personal services performed in the United States	8233 or W-4
• A person acting as an intermediary	W-8IMY

Part I Identification of Beneficial Owner (see instructions)

1 Name of individual who is the beneficial owner

2 Country of citizenship

3 Permanent residence address (street, apt. or suite no., or rural route). **Do not use a P.O. box or in-care-of address.**

City or town, state or province. Include postal code where appropriate.

Country

4 Mailing address (if different from above)

City or town, state or province. Include postal code where appropriate.

Country

5 U.S. taxpayer identification number (SSN or ITIN), if required (see instructions)

6 Foreign tax identifying number (see instructions)

7 Reference number(s) (see instructions)

8 Date of birth (MM-DD-YYYY) (see instructions)

Part II Claim of Tax Treaty Benefits (for chapter 3 purposes only) (see instructions)

9 I certify that the beneficial owner is a resident of ______________ within the meaning of the income tax treaty between the United States and that country.

10 **Special rates and conditions** (if applicable—see instructions): The beneficial owner is claiming the provisions of Article ______ of the treaty identified on line 9 above to claim a ______ % rate of withholding on (specify type of income): ______________.

Explain the reasons the beneficial owner meets the terms of the treaty article: ______________

Part III Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

- I am the individual that is the beneficial owner (or am authorized to sign for the individual that is the beneficial owner) of all the income to which this form relates or am using this form to document myself as an individual that is an owner or account holder of a foreign financial institution,
- The person named on line 1 of this form is not a U.S. person,
- The income to which this form relates is:

  (a) not effectively connected with the conduct of a trade or business in the United States,

  (b) effectively connected but is not subject to tax under an applicable income tax treaty, or

  (c) the partner's share of a partnership's effectively connected income,
- The person named on line 1 of this form is a resident of the treaty country listed on line 9 of the form (if any) within the meaning of the income tax treaty between the United States and that country, and
- For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner. **I agree that I will submit a new form within 30 days if any certification made on this form becomes incorrect.**

Sign Here ▶

Signature of beneficial owner (or individual authorized to sign for beneficial owner)

Date (MM-DD-YYYY)

Print name of signer

Capacity in which acting (if form is not signed by beneficial owner)

For eligible institutions only, facsimile copies of the Letter of Transmittal, properly completed and duly executed, will be accepted. The Letter of Transmittal, certificates for Shares if tendering Shares, and any other required documents, should be sent or delivered by each securityholder or the securityholder’s broker, dealer, commercial bank, trust company or nominee to the Depositary at its address as set forth below.

The Depositary for the Offer is:

Laurel Hill Advisory Group Company

By Mail:	By Registered Mail, Courier or Hand Delivery:
31 Adelaide St East P.O. Box 280 Toronto, Ontario M5C 2J4 Canada	70 University Avenue, Suite 1440 Toronto, Ontario M5J 2M4 Canada

DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

Any questions or requests for assistance may be directed to the Information Agent at its telephone number and location listed below. Requests for additional copies of this Offer to Purchase and the Letter of Transmittal may be directed either to the Information Agent or the Dealer Managers at their respective telephone number and location listed below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

Laurel Hill Advisory Group, LLC

2 Robbins Lane, Suite 201
Jericho, New York 11753
Phone: (516) 933-3100

The Dealer Managers for the Offer are:

Laurel Hill Securities, LLC	Imperial Capital, LLC
2 Robbins Lane, Suite 201 Jericho, New York 11753 Phone: (516) 396-7905	277 Park Ave #48, New York, NY 10172 Phone: (212) 351-9433